UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 17, 2009

Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2009, Huron Consulting Group Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2009. The Company also announced it has completed the restatement of its financial statements for the fiscal years ended 2006, 2007 and 2008, as well as for the quarter ended March 31, 2009. Management has modified its previous assessments of the Company’s disclosure controls and procedures and internal control over financial reporting in light of the restatement. The modified assessments are described under Item 9A of the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2008 and under Part I, Item 4 of the Company’s amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2009 and Quarterly Report on Form 10-Q for the period ended June 30, 2009, all of which were filed with the U.S. Securities and Exchange Commission on August 17, 2009.

A copy of the press release is filed as Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

The information furnished pursuant to this Item 2.02 and the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated August 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: August 17, 2009	/s/ James K. Rojas
James K. Rojas
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated August 17, 2009